Exhibit 10.2
EXECUTION VERSION
$1,400,000,000
NOVELIS INC.
8.75% Senior Notes due 2020
REGISTRATION RIGHTS AGREEMENT
December 17, 2010
Citigroup Global Markets Inc.
As Representative of the Initial Purchasers
c/o Citigroup Global Markets Inc.
   388 Greenwich Street
   New York, New York 10013
Dear Sirs:
     Novelis Inc., a Canadian corporation (the “Company”), proposes to issue and sell to Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, RBS Securities Inc. and UBS Securities LLC (collectively, the “Initial Purchasers”), upon the terms set forth in a purchase agreement dated as of December 10, 2010 (the “Purchase Agreement”), U.S. $1,400,000,000 aggregate principal amount of its 8.75% Senior Notes due 2020 (the “Notes”), to be unconditionally guaranteed (the “Guaranties”) by those subsidiaries of the Company listed in Schedule I hereto (the “Guarantors”). The Notes and the Guaranties are together referred to as the “Initial Securities”. The Initial Securities will be issued pursuant to an Indenture, dated as of December 17, 2010, (the “Indenture”) among the Company, the Guarantors named therein and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”). As an inducement to the Initial Purchasers, the Company agrees with the Initial Purchasers, for the benefit of the holders of the Initial Securities (including, without limitation, the Initial Purchasers) and the Exchange Securities (as defined below) (collectively the “Holders”), as follows:
     1. Registered Exchange Offer. The Company and the Guarantors shall, at their own cost, use commercially reasonable efforts to prepare and, not later than 180 days after (or if the 180th day is not a business day, the first business day thereafter) the date of original issue of the Initial Securities (the “Issue Date”), file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), with respect to a proposed offer (the “Registered Exchange Offer”) to the Holders of Transfer Restricted Securities (as defined in Section 6 hereof), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities (the “Exchange Securities”) of the Company issued under the Indenture and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6 hereof) that would be registered under the Securities Act. The Company and the Guarantors shall use their commercially reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 365 days (or if the 365th day is not a business day, the first business day thereafter) after the Issue Date and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the “Exchange Offer Registration Period”).
     If the Company commences the Registered Exchange Offer, the Company and the Guarantors shall use their commercially reasonable efforts to consummate the Registered Exchange Offer within 30 days after the commencement thereof provided that the Company has accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.
     Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Company shall, as soon as practicable, commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities (as defined in Section 6 hereof) electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Company within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder’s business and has no arrangements with any person to participate in the distribution of the Exchange Securities and is not otherwise prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.
     Notwithstanding anything contained herein, the Company shall not be required to make a Registered Exchange Offer in any province or territory of Canada or to accept Initial Securities surrendered by residents of Canada in the Registered Exchange Offer unless the distribution of Exchange Securities pursuant to such offer can be effected pursuant to exemptions from the registration and prospectus requirements of the applicable securities laws of such province or territory and, as a condition to the sale of their Initial Securities pursuant to a Registered Exchange Offer, such Holders of Initial Securities in Canada will be required to make certain representations to the Company and the Guarantors, including a representation that they are entitled under the applicable securities laws of such province or territory to acquire the Exchange Securities without the benefit of a prospectus qualified, or the participation of a registrant, under such securities laws. In addition and for greater certainty, the Company shall not be required to take steps to make effective any Exchange Offer Registration Statement (as defined in Section 2 hereof), or otherwise take any steps to guaranty the Initial Securities or the Exchange Securities, under the securities laws of any of the provinces and territories in Canada.
     The Company and the Guarantors acknowledge that, pursuant to current interpretations by the Commission’s staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for Exchange Securities (an “Exchanging Dealer”), is required to deliver a prospectus containing the information set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange Offer” section, and (c) Annex C hereto in the “Plan of Distribution” section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Securities acquired in exchange for Initial Securities constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.
     The Company and the Guarantors shall use their commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein, in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j) below) and (ii) the Company shall make such prospectus and any amendment or supplement thereto, available to any broker dealer for use in connection with any resale of any Exchange Securities for a period of not less than 90 days after the consummation of the Registered Exchange Offer.
     If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of securities constituting any portion of an unsold allotment, at the written request of such Initial Purchaser, the Company shall issue and deliver to such Initial Purchaser or the person purchasing Exchange Securities registered under a Shelf Registration Statement as contemplated by Section 2 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities. The Company shall use its commercially reasonable efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such Exchange Securities as for Exchange Securities issued pursuant to the Registered Exchange Offer. The Initial Securities and the Exchange Securities are herein collectively called the “Securities.”
     In connection with the Registered Exchange Offer, the Company shall:
     (a) mail, or cause to be mailed, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents, and in the case of Holders in Canada, any “wrapped version” thereof used in connection with the private placement of the Exchange Securities;
     (b) keep the Registered Exchange Offer open for not less than 30 days (or longer if required by applicable law) after the date notice thereof is mailed to the Holders;
     (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;
     (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and
     (e) otherwise comply with all applicable laws.
As soon as practicable after the close of the Registered Exchange Offer, the Company shall:
     (x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer;
     (y) deliver, or cause to be delivered, to the Trustee for cancellation all the Initial Securities so accepted for exchange; and
     (z) cause the Trustee to authenticate and deliver promptly to each Holder of the Initial Securities or Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

     The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.
     Interest on each Exchange Security issued pursuant to the Registered Exchange Offer will accrue from the last interest payment date on which interest was paid on the Initial Securities surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the Issue Date.
     Each Holder participating in the Registered Exchange Offer shall be required to represent to the Company that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an “affiliate,” as defined in Rule 405 of the Securities Act, of the Company or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.
     Notwithstanding any other provisions hereof, the Company and the Guarantors will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto complies in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     2. Shelf Registration. If, (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Company is not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 365 days of the Issue Date (the “Consummation Deadline”), (iii) any Initial Purchaser so requests with respect to the Initial Securities not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer or an affiliate of the Company) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer or an affiliate of the Company) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange, the Company and the Guarantors shall take the following actions:
     (a) The Company and the Guarantors shall, at their cost, as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2), file with the Commission and thereafter shall use its commercially reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) a registration statement (the “Shelf Registration Statement” and, together with the Exchange Offer Registration Statement, a “Registration Statement”) on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities (as defined in Section 6 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the “Shelf Registration”); provided, however, that, if the obligation to file the Shelf Registration Statement arises because the Registered Exchange Offer has not been consummated by the Consummation Deadline, then the Company and the Guarantors will use their commercially reasonable efforts to file the Shelf Registration Statement on or prior to the 30th day after such filing obligation arises; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.
     (b) The Company and the Guarantors shall use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j) below) from the Issue Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). The Company and the Guarantors shall be deemed not to have used their commercially reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.
     (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company and the Guarantors shall use their commercially reasonable efforts to ensure that (i) the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder; (ii) the Shelf Registration Statement and any amendment or supplement thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of any Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     3. Registration Procedures. In connection with any Shelf Registration contemplated by Sections 2 and 8 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:
     (a) The Company shall (i) furnish to each Initial Purchaser, as soon as practicable prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Company shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the “Exchange Offer Procedures” section and the “Purpose of the Exchange

Offer” section and in Annex C hereto in the “Plan of Distribution” section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential “underwriter” status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include in the prospectus included in the Shelf Registration Statement (or, if permitted by Commission Rule 430B(b), in a prospectus supplement that becomes a part thereof pursuant to Commission Rule 430B(f)) that is delivered to any Holder pursuant to Section 3(d) and (f), the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.
     (b) After the Registration Statement has been declared effective, the Company shall give written notice to the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer of the occurrence of any of the following that occurs after the Registration Statement has been declared effective (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):
               (i) when the Registration Statement or any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; provided, however, that this clause (i) shall not apply with respect to regular filings of any document or report under the Exchange Act, at any time following the effectiveness of the applicable Registration Statement hereunder, where such filing is made as part of the Company’s periodic disclosure obligations under Sections 13 and 15 of the Exchange Act;
               (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;
               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the Commission of a notification of objection to the use of the form on which the Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in Commission Rule 405;

               (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and
               (v) of the happening of any event that requires the Company or the Guarantors to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.
     (c) The Company and the Guarantors shall use their commercially reasonable efforts to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Registration Statement.
     (d) If not otherwise available on the Commission’s Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) System or similar system, upon the written request of a Holder of Securities included within the coverage of the Shelf Registration, the Company shall furnish to such Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment or supplement thereto, including financial statements and schedules, and, if such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference). The Company shall not, without the prior consent of the Initial Purchasers, and each Initial Purchaser, Holder of the Securities and Participant Broker-Dealer shall not, without the prior written consent of the Company, make any offer relating to the Securities that would constitute a “free writing prospectus,” as defined in Commission Rule 405.
     (e) If not otherwise available on the Commission’s EDGAR System or similar system, upon the request of an Initial Purchaser, Exchanging Dealer or Holder, the Company shall deliver to such Exchanging Dealer and such Initial Purchaser, and to such Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).
     (f) The Company shall, during the period of effectiveness of the Shelf Registration Statement, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.
     (g) The Company shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Company and the Guarantors consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any

Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.
     (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Company and the Guarantors shall use their commercially reasonable efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that the Company and the Guarantors shall not be required to (i) qualify generally to do business in any jurisdiction where they are not then so qualified or (ii) take any action which would subject them to general service of process or to taxation in any jurisdiction where they are not then so subject.
     (i) To the extent that the Exchange Securities are not held in global form in the name of Cede & Co., as nominee for the Depository Trust Company, the Company and the Guarantors shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may reasonably request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.
     (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Company and the Guarantors are required to maintain an effective Registration Statement, the Company and the Guarantors shall use their commercially reasonable efforts to prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus (and shall keep confidential the cause of such notice for so long as such cause is not otherwise publicly known), and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j). During the period during which the Company and the Guarantors are required to maintain an effective Shelf Registration Statement pursuant to this Agreement, the Company and the Guarantors will prior to the three-year expiration of that Shelf Registration Statement, to the extent applicable, file, and use their commercially reasonable efforts to cause to be declared effective (unless it becomes effective automatically upon filing) within a period that avoids any interruption in the ability of Holders of Securities covered by the expiring Shelf Registration Statement to make registered dispositions, a new registration statement relating to the Securities, which shall be deemed the “Shelf Registration Statement” for purposes of this Agreement; provided, however, that in no event shall the Company and the Guarantors be obligated to keep a Shelf Registration Statement effective beyond the period as required by Section 2(b) hereof as extended by the second sentence of this Section 3(j).
     (k) Not later than the effective date of the applicable Registration Statement, the Company will provide a CUSIP number for the Initial Securities, and provide the applicable trustee with printed certificates for the Initial Securities, in a form eligible for deposit with The Depository Trust Company.
     (l) The Company and the Guarantors will use their commercially reasonable efforts to comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to the Company’s security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.
     (m) The Company and the Guarantors shall use their commercially reasonable efforts to cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.
     (n) The Company may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of the Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Company may exclude from such Shelf Registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.
     (o) Subject to Section 8, the Company and the Guarantors shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as the Holders of at least 10% of the aggregate principal amount of Securities covered by a Shelf Registration Statement shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.
     (p) For a reasonable period prior to the filing of a Shelf Registration Statement and prior to the execution of any underwriting or similar agreement, the Company and the Guarantors shall make available for inspection by one firm of counsel designated by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement (the “Majority Holders”) and any underwriters participating in an underwritten offering pursuant to a Shelf Registration Statement and not more than one accounting firm retained by the Majority Holders or underwriters, all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors reasonably requested by any such persons, and cause the respective officers, directors, employees, and any other agents of the Company and the Guarantors to supply all information reasonably requested by any such persons, in connection with a Shelf Registration Statement; provided, however, that any such records, documents, properties and such information that is designated in writing by the Company and the Guarantors, in good faith, as confidential at the time of delivery of such records, documents, properties or information shall be kept confidential by any such persons and shall be used only in connection with such Shelf Registration Statement, unless disclosure thereof is required to be made in connection with a court proceeding or required by law or regulation, or such information has become available (not in violation of this Agreement) to the public generally or through a third party without an accompanying obligation of confidentiality, and the Company and the Guarantors shall be entitled to reasonably request that such persons sign a confidentiality agreement to the foregoing effect.
     (q) Subject to Section 8, in the case of any Shelf Registration, the Company and the Guarantors, if requested by one firm of counsel designated by the Majority Holders, shall cause (i) their counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated, in the case of the initial opinion, the effective date of such Shelf Registration Statement in form, substance and scope customarily covered in opinions delivered in connection with shelf registrations; provided, however, that in the case of an underwritten offering such opinions shall also be addressed to the underwriters and also cover the matters customarily covered in opinions delivered by issuers in connection with primary underwritten offerings of debt securities comparable to the Securities (such additional opinions to be agreed upon by the underwriters and the Company, such agreement not to be unreasonably withheld), (ii) their officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the applicable Securities and (iii) their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with shelf registrations; provided, however, that in the case of an underwritten offering such letters shall also be addressed to the underwriters and cover the matters customarily covered in “comfort letters” delivered by issuers in connection with primary underwritten offerings of debt securities comparable to the Securities (such letters to be agreed upon by the underwriters and such accountants, such agreement not to be unreasonably withheld); subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.
     (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer that is subject to the prospectus delivery requirements of the Securities Act, and if a Shelf Registration Statement is required to be filed under the Securities Act, the Company and the Guarantors shall cause (i) their counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in such form as is customary in connection with the preparation of a Registration Statement and (ii) their independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in such form as is customary in connection with the preparation of a Registration Statement.
     (s) If a Registered Exchange Offer is to be consummated, upon delivery of the Initial Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the Exchange Securities, the Company shall mark, or cause to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

     (t) The Company and the Guarantors will use their commercially reasonable efforts to, (a) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (b) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Majority Holders, or by the managing underwriters, if any.
     (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Rules”) of The Financial Industry Regulatory Authority (“FINRA”)) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Guarantors will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules.
     (v) The Company and the Guarantors shall use their commercially reasonable efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.
     (w) Each Holder and each Participating Broker-Dealer agrees by acquisition of Initial Securities or Exchange Securities that, upon the Company providing notice to such Holder or Participating Broker-Dealer, as the case may be, that there is a pending corporate development or any other material event that, in the reasonable judgment of the Company and the Guarantors, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus, then, upon providing such notice (which shall refer to this Section 3(w)), the Company and the Guarantors may delay the filing or the effectiveness of the Shelf Registration Statement (if not then filed or effective, as applicable) and shall not be required to maintain the effectiveness thereof or amend or supplement the Shelf Registration Statement, in all cases, for a period (a “Delay Period”) expiring upon the earlier to occur of the date which is the earlier of (A) the date on which such corporate development or other material event ceases to interfere with the Company’s or the Guarantors’ obligations to file or maintain the effectiveness of any such Shelf Registration Statement pursuant to this Agreement or (B) 60 days after the Company notifies the Holders of such determination. The Delay Period shall not exceed 60 days in any three-month period or 90 days in any 12-month period. The period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above shall be extended by a number of days equal to the number of days during any Delay Period. Any Delay Period will not alter the obligations of the Company or the Guarantors to pay Additional Interest under the circumstances set forth in Section 6 hereof.
     4. Registration Expenses. The Company and the Guarantors shall, jointly and severally, bear all fees and expenses incurred in connection with the performance of their obligations under Sections 1, 2, 3 and 8 hereof (including the reasonable fees and expenses, if any, of Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel designated by the Majority Holders covered thereby to act as counsel for the Holders of the Initial Securities in connection therewith; provided that the Company and the Guarantors shall not be required to pay more than an aggregate of $100,000 in fees and disbursements of such counsel for the Holders.
     5. Indemnification. (a) Each of the Company and each Guarantor, jointly and severally, agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Company Indemnified Parties,” and individually as a “Company Indemnified Party”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Company Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a prospectus, including any preliminary prospectus or “issuer free writing prospectus,” as defined in Commission Rule 433 (“Issuer FWP”), relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Company Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company and each Guarantor shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus, including any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or in any amendment or supplement thereto, in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered (including through satisfaction of the conditions of Commission Rule 172) by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not conveyed to such person, at or prior to the time of the sale of such Securities to such person, an amended or supplemented prospectus or, if permitted by Section 3(d), an Issuer FWP correcting such untrue statement or omission or alleged untrue statement or omission if the Company had previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Company Indemnified Party. Each of the Company and each Guarantor, jointly and severally, shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.
     (b) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Company, the Guarantors and their respective directors and officers and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each of the Company, the Guarantors, each of the Company’s and the Guarantors’ directors and officers and such controlling persons are referred to collectively as the “Holder Indemnified Parties,” and individually as a “Holder Indemnified Party”, and each of a Company Indemnified Party and Holder Indemnified Party are referred to collectively as the “Indemnified Parties” and individually as an “Indemnified Party”) from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which each Holder Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a prospectus, including any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Company by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by each Holder Indemnified Party in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to each Holder Indemnified Party.
     (c) Promptly after receipt by an Indemnified Party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such Indemnified Party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an Indemnified Party otherwise than under subsection (a) or (b) above. In case any such action is brought against any Indemnified Party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the indemnifying party), and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof the indemnifying party will not be liable to such Indemnified Party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such Indemnified Party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by Citigroup Global Markets Inc., and any such separate firm for the Company, each of the Guarantors, each of their respective directors, each of their respective officers and any control persons of the Company and the Guarantors shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each Indemnified Party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Party shall have requested that an indemnifying party reimburse the Indemnified Party for fees and expenses of counsel as contemplated by this paragraph, the indemnifying party shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the indemnifying party of such request and (ii) the indemnifying party shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement and the indemnifying party shall not have notified the Indemnified Party in writing that it is disputing in good faith all or a portion of the fees and expenses included in such request stating in reasonable detail the basis for such dispute.
     (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an Indemnified Party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the Indemnified Party on the other from the exchange of the Securities, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand or such Company Indemnified Party on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such Indemnified Party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such Indemnified Party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company. The Holders’ obligations to contribute pursuant to this Section 5 are several and not joint.
     (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any Indemnified Party.
     6. Additional Interest Under Certain Circumstances. (a) Additional interest (the “Additional Interest”) with respect to the Transfer Restricted Securities shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iii) below a “Registration Default”):
     (i) If, by the Consummation Deadline (as such deadline may be extended with respect to the Shelf Registration Statement pursuant to Section 2(a)) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective by the Commission;
     (ii) If the Company and the Guarantors fail to consummate the Exchange Offer within 30 business days of the Consummation Deadline with respect to the Exchange Offer Registration Statement; or
     (iii) If after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared (or becomes automatically) effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Initial Securities during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder, or (3) such Registration Statement is a Shelf Registration Statement that has expired before a replacement Shelf Registration Statement has become effective.
     Additional Interest shall accrue on the Transfer Restricted Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum (the “Additional Interest Rate”) for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 0.50% per annum; provided that the Company and the Guarantors shall in no event be required to pay Additional Interest for more than one Registration Default at any given time.
     (b) A Registration Default referred to in Section 6(a)(iii)(B) hereof shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Company and the Guarantors where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Company and the Guarantors that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Company and the Guarantors are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs until such Registration Default is cured.
     (c) Any amounts of Additional Interest due pursuant to clause (i), (ii) or (iii) of Section 6(a) above will be payable in cash on the regular interest payment dates with respect to the Transfer Restricted Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Transfer Restricted Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.
     (d) “Transfer Restricted Securities” means the Initial Securities; provided, however, that any such Securities shall cease to be Transfer Restricted Securities upon the earliest to occur of (i) the date on which such Securities have been exchanged by a person other than a broker-dealer for freely transferable Exchange Securities in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of such Initial Securities for Exchange Securities, the date on which such Exchange Securities are sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Securities have been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) the earliest date that is no less than two years after the Issue Date and on which all such Initial Securities (except for Initial Securities held by an affiliate of the Company) are not subject to any restrictions on transfer including those pursuant to Rule 144 or (v) the date on which such Initial Securities cease to be outstanding.
     7. Rules 144 and 144A. The Company and the Guarantors shall use their reasonable best efforts to file the reports required to be filed by the Company under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, the Company and the Guarantors will, upon the request of any Holder of Initial Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Company and the Guarantors covenant that they will take such further action as any Holder of Initial Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Initial Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Company and the Guarantors will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Company by the Initial Purchasers upon request. Upon the request of any Holder of Initial Securities, the Company and the Guarantors, as applicable, shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.
     8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Majority Holders of such Transfer Restricted Securities to be included in such offering and shall be reasonably acceptable to the Company (such acceptance not to be unreasonably withheld or delayed).

     No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     Notwithstanding anything to the contrary contained herein, (i) the Company and the Guarantors shall not be required to cooperate with an underwritten offering unless a request for any underwritten offering is made by Holders of at least 10% of the aggregate principal amount of Securities covered by a Shelf Registration Statement; (ii) the Company and the Guarantors shall not be obligated to cooperate with more than two underwritten offerings pursuant to this Agreement; (iii) upon receipt of a request to prepare and file an amendment or supplement to a Shelf Registration Statement or prospectus in connection with any underwritten offering, the Company and the Guarantors may delay the filing of any such amendment or supplement as specified in Section 3(w) hereof; provided, however that nothing in this clause (iii) limits the Company’s and the Guarantors’ obligations under Section 1; and (iv) the Company and the Guarantors shall bear all fees and expenses in connection with any underwritten offering as specified in Section 4 hereof.
     9. Miscellaneous.
     (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Company and the written consent of the Majority Holders affected by such amendment, modification, supplement, waiver or consents.
     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:
          (1) if to a Holder of the Securities, at the most current address given by such Holder to the Company.
          (2) if to the Initial Purchasers;
Citigroup Global Markets Inc.
388 Greenwich Avenue
New York, NY 10013
Fax No.: (212) 816-7912
Attention: General Counsel
     with a copy to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention: Kris F. Heinzelman, Esq.
          (3) if to the Company or the Guarantors, at its address as follows:
Novelis Inc.

3399 Peachtree Road, N.E.
Suite 1500
Atlanta, GA 30326
Attention: General Counsel
     with a copy to:
King & Spalding LLP
1800 Peachtree Street, NE
Atlanta, GA 30309
Attention: John J. Kelley III, Esq.
                 Keith M. Townsend, Esq.
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient’s facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.
     (c) No Inconsistent Agreements. The Company and the Guarantors have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.
     (d) Successors and Assigns. This Agreement shall be binding upon the Company and the Guarantors and each of their respective successors and assigns.
     (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.
     (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
     (i) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (j) Agent for Service; Submission to Jurisdiction; Waiver of Immunities; Waiver of Jury Trial. By the execution and delivery of this Agreement, the Company and the Guarantors (i) acknowledge that they have, by separate written instrument, irrevocably designated and appointed Corporation Service Company, 1133 Avenue of the Americas, Suite 3100, New York, NY (and any successor entity), as their authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws, and acknowledges that Corporation Service Company has accepted such designation, (ii) submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon Corporation Service Company and written notice of said service to the Company and the Guarantors shall be deemed in every respect effective service of process upon them in any such suit or proceeding. The Company and the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of Corporation Service Company in full force and effect so long as any of the Securities shall be outstanding. To the extent that the Company and the Guarantors may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to themselves or their property, they hereby irrevocably waive such immunity in respect of this Agreement, to the fullest extent permitted by law. The Company and the Guarantors hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
[Signature page to follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Company and the Guarantors in accordance with its terms.

Very truly yours, Novelis Inc.
By:	/s/ Leslie J. Parrette, Jr.
	Name:	Leslie J. Parrette, Jr.
	Title:	SVP and General Counsel

US Subsidiary Guarantors: Novelis Corporation By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
	Name:	Leslie J. Parrette, Jr.

Eurofoil Inc. (USA) By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
	Name:	Leslie J. Parrette, Jr.

Novelis PAE Corporation By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
	Name:	Leslie J. Parrette, Jr.

Novelis Brand LLC By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
	Name:	Leslie J. Parrette, Jr.

Novelis South America Holdings LLC By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.

Aluminum Upstream Holdings LLC By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.

Novelis North America Holdings Inc. By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.

Novelis Acquisitions LLC By its duly appointed attorney:
/s/ Leslie J. Parrette, Jr.
Name:	Leslie J. Parrette, Jr.

Canadian Subsidiary Guarantors:
Novelis Cast House Technology Ltd. By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

4260848 Canada Inc. By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

4260856 Canada Inc. By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Novelis No. 1 Limited Partnership By: 4260848 Canada Inc., its: General Partner By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

UK Subsidiary Guarantors:

Executed and Delivered as a Deed on the date first shown above by Novelis Europe Holdings Limited By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

In the presence of:
/s/ Shannon Curran
Witness name: Shannon Curran

Witness occupation: Paralegal

Witness address: 3560 Lenox Rd., Ste 2000 Atlanta, GA 30326

Executed and Delivered as a Deed on the date first shown above by Novelis UK Ltd. By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

In the presence of:
/s/ Shannon Curran
Witness name: Shannon Curran

Witness occupation: Paralegal

Witness address: 3560 Lenox Rd., Ste 2000 Atlanta, GA 30326

Executed and Delivered as a Deed on the date first shown above by Novelis Services Limited By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

In the presence of:
/s/ Shannon Curran
Witness name: Shannon Curran

Witness occupation: Paralegal

Witness address: 3560 Lenox Rd., Ste 2000 Atlanta, GA 30326

Brazilian Subsidiary Guarantor: Novelis do Brasil Ltda. By its duly appointed attorney:
/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Witnesses:
1.	/s/ Shannon Curran

Name	Shannon Curran

ID

2.	/s/ Beatriz Velez

Name	Beatriz Velez

ID

Luxembourg Subsidiary Guarantor: Novelis Luxembourg S.A. By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

French Subsidiary Guarantor: Novelis PAE S.A.S. By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Portuguese Subsidiary Guarantor: Novelis Madeira, Unipessoal, Lda By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Irish Subsidiary Guarantor: Signed and delivered as a deed for & on behalf of Novelis Aluminium Holding Company By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

in the presence of: Keith M. Townsend (Keith M. Townsend) as witness

German Subsidiary Guarantor: Novelis Deutschland Gmbh By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Swiss Subsidiary Guarantors: Novelis AG By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Novelis Switzerland SA By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

Novelis Technology AG By its duly appointed attorney:

/s/ Nichole A. Robinson
Name:	Nichole A. Robinson

State of	)
) ss.:
County of	)
           On December 16, 2010, before me,                                  Notary Public, personally appeared Nichole A. Robinson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual who executed the foregoing document, and who acknowledged to me that s/he executed the same in his/her authorized capacity, and that by his/her signature on the foregoing document the person, or the entity upon behalf of which the person acted, executed the foregoing document.

/s/
Notary Public

State of	)
) ss.:
County of	)
           On December 16, 2010, before me,                                  Notary Public, personally appeared Leslie Jackson Parrette, personally known to me or proved to me on the basis of satisfactory evidence to be the individual who executed the foregoing document, and who acknowledged to me that s/he executed the same in his/her authorized capacity, and that by his/her signature on the foregoing document the person, or the entity upon behalf of which the person acted, executed the foregoing document.

/s/
Notary Public

The foregoing Registration
Rights Agreement is hereby confirmed
and accepted as of the date first
above written.

Citigroup global markets inc.

By:	/s/ Stuart Dickson
	Name:	Stuart Dickson
	Title:	Managing Director
Acting on behalf of themselves
and as Representative of the Initial Purchasers.

SCHEDULE I
SCHEDULE I
Guarantors1

Novelis Corporation	Texas, United States
Eurofoil Inc. (USA)	New York, United States
Novelis PAE Corporation	Delaware, United States
Novelis Cast House Technology Ltd.	Ontario, Canada
4260848 Canada Inc.	Canada
4260856 Canada Inc.	Canada
Novelis Europe Holdings Limited	England and Wales
Novelis UK Ltd.	England and Wales
Novelis do Brasil Ltda.	Brazil
Novelis AG	Switzerland
Novelis Switzerland SA	Switzerland
Novelis Technology AG	Switzerland
Novelis Aluminium Holding Company	Ireland
Novelis Deutschland GmbH	Germany
Novelis PAE S.A.S.	France
Novelis Luxembourg S.A.	Luxembourg
Novelis Madeira, Unipessoal, Lda	Portugal
Novelis Services Limited	England and Wales
Novelis Brand LLC	Delaware, United States
Aluminum Upstream Holdings LLC	Delaware, United States
Novelis South America Holdings LLC	Delaware, United States
Novelis No. 1 Limited Partnership	Quebec, Canada

[1]	Novelis/K&S to update.

ANNEX A
     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution.”

ANNEX B
     Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See “Plan of Distribution.”

ANNEX C
PLAN OF DISTRIBUTION
     Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Company has agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until           ,      , all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.
     The Company will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an “underwriter” within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
     For a period of 180 days after the Expiration Date the Company will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

ANNEX D
☐ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.